EX-28.j.i

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Dimensional ETF Trust of our reports dated December 23, 2024, relating to the financial statements and financial highlights, which appear in the Certified Shareholder Report on Form N-CSR of the funds indicated in Appendix A for the year/periods ended October 31, 2024. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 27, 2025

Appendix A
Fund Name
Dimensional US Core Equity Market ETF
Dimensional US Core Equity 1 ETF
Dimensional US High Profitability ETF
Dimensional US Large Cap Value ETF
Dimensional US Small Cap Value ETF
Dimensional US Real Estate ETF
Dimensional International Core Equity Market ETF
Dimensional International Core Equity 2 ETF
Dimensional International Small Cap Value ETF
Dimensional International Small Cap ETF
Dimensional International High Profitability ETF
Dimensional Emerging Core Equity Market ETF
Dimensional Emerging Markets High Profitability ETF
Dimensional Emerging Markets Value ETF
Dimensional Emerging Markets Core Equity 2 ETF
Dimensional World Equity ETF
Dimensional Global Real Estate ETF
Dimensional Core Fixed Income ETF
Dimensional Short-Duration Fixed Income ETF
Dimensional Inflation-Protected Securities ETF
Dimensional Ultrashort Fixed Income ETF
Dimensional National Municipal Bond ETF
Dimensional California Municipal Bond ETF
Dimensional U.S. Small Cap ETF
Dimensional U.S. Targeted Value ETF
Dimensional U.S. Core Equity 2 ETF
Dimensional US Marketwide Value ETF
Dimensional International Value ETF
Dimensional World ex U.S. Core Equity 2 ETF
Dimensional US Sustainability Core 1 ETF
Dimensional International Sustainability Core 1 ETF
Dimensional Emerging Markets Sustainability Core 1 ETF
Dimensional Global Sustainability Fixed Income ETF
Dimensional Global Core Plus Fixed Income ETF**
Dimensional Global Credit ETF**
Dimensional Global ex US Core Fixed Income ETF **
Dimensional International Vector Equity ETF ***
Dimensional US Large Cap Vector ETF*
Dimensional US Vector Equity ETF ***
Dimensional U.S. Equity Market ETF

*For the period November 1, 2023 (commencement of operations) through October 31, 2024
**For the period November 7, 2023 (commencement of operations) through October 31, 2024
***For the period September 10, 2024 (commencement of operations) through October 31, 2024